UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2014

INDIGO-ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	002-75313	84-0871427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

74 N. Pecos Road, Suite D, Henderson, NV		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 463-8528

N/A

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2014, we entered into an agreement and plan of merger with Fetopolis, Inc., a corporation organized under the laws of the Province of Ontario, and Fetopolis Acquisition Corporation., a Nevada corporation and a wholly-owned subsidiary of our company, pursuant to which we agreed to acquire all of Fetopolis’ issued and outstanding common shares in exchange for the issuance of ninety-five percent (95%) of our outstanding common stock immediately after the effectiveness of the merger. In connection with this transaction, we have agreed to effect a reverse stock split prior to the closing of the merger, such that the merger consideration issued to the holders of Fetopolis common shares will be approximately 712,500,000 shares of our common stock, and our total shares of common stock outstanding after completion of the merger will be approximately 750,000,000, in each case on a post-reverse split basis.

Pursuant to the plan of merger, Fetopolis Acquisition Corporation will merge with and into Fetopolis, Inc., with Fetopolis, Inc. remaining as the surviving corporation and operating as a wholly owned subsidiary after the merger closes.

The completion of the merger is subject to various standard closing conditions, and is also contingent upon the completion of (i) the audit of the financial statements of Fetopolis and the pro forma financial statements of the combined company, (ii) the reverse stock split referenced above and (iii) the satisfaction of applicable regulatory requirements.

The merger agreement also contemplates that our board of directors will appoint the nominees and appointees of Fetopolis, Inc. as directors and officers of our company as of the closing date of the merger. The foregoing description of the agreement and plan of merger is qualified in its entirety by the terms of the agreement itself, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to: the outcome of ongoing settlements with regard to certain of our creditors, and additional factors which are contained in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this Current Report on Form 8-K.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Agreement and Plan of Merger dated May 25, 2014, by and among Indigo-Energy, Inc., a Nevada corporation; Fetopolis Inc., a corporation formed under the Canada Business Corporations Act in the Province of Ontario, Canada; and Fetopolis Acquisition Corporation, Inc., a Nevada corporation.*

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indigo-Energy, Inc.

Date: May 29, 2014	By:	/s/ James C. Walter, Sr.
Name: James C. Walter, Sr. Title: President

4

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Plan of Merger dated May 25, 2014, by and among Indigo-Energy, Inc., a Nevada corporation; Fetopolis Inc., a corporation formed under the Canada Business Corporations Act in the Province of Ontario, Canada; and Fetopolis Acquisition Corporation, Inc., a Nevada corporation.*

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

5